                                                                               .
                                                                               .
                                                                               .

[BOEING LOGO]             PURCHASE CONTRACT             ACCEPTANCE REQUIRED: [X]


THE BOEING COMPANY
P.O. BOX 240002
HUNTSVILLE, AL 35824-8402                                                         SPECIAL CONTRACT INSTRUCTIONS ARE ATTACHED HERETO:



------------------------------------------------        ----------------------------------------------------------------------------
ORBITAL SCIENCES CORP                   675784          PURCHASE CONTRACT NO.:          PCC               STATUS           PAGE

                                                               101018                    2                  AP            1 OF 2
3380 S PRICE RD                                         ----------------------------------------------------------------------------

CHANDLER             , AZ   85248-3534                  ---------------------------
                                                        RELEASE        17-APR-02
                                                        DATE:
ATTENTION: Camille Cisek                                ---------------------------    ---------------------------------------------
                                                        ORIGINAL       27-MAR-02        [ ]  Subject to Tax
                                                        PC DATE:
                                                        ---------------------------     [X]  For Resale, Not Subject to Tax
                                                        CONFIRM        12/19/01              (Cert No. RA 103)
                                                        DATE:
------------------------------------------------        ---------------------------    ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SHIP VIA: Not applicable                                FOB: Not Applicable            TERMS:  0%  0    NET 30
------------------------------------------------------------------------------------------------------------------------------------
SHIP TO: The Boeing Company      799A James Record Road                         Huntsville                , AL        35824
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER:

BUYER NAME: Connie Kama                      MAIL STOP:  GB-81           PHONE:  714-762-0352            FAX:

                                                      EMAIL: connie.kama@boeing.com
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PURCHASE ORDER COMMENTS:


------------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING LISTED ATTACHMENTS DEFINE THE TERMS AND CONDITIONS APPLICABLE TO THIS PURCHASE CONTRACT. ATTACHMENTS PRECEDED BY THE
WORD "WEB" ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.BOEING.COM/COMPANYOFFICES/DOINGBIZ/TSCS. ADDITIONAL APPLICABLE TERMS AND
CONDITIONS IDENTIFIED IN THE LIST ARE ATTACHED HERETO. TERMS AND CONDITIONS APPLICABLE TO SPECIFIC LINE ITEMS ARE IDENTIFIED WITH
THE LINE ITEM. IF YOU ARE UNABLE TO ACCESS THE INTERNET, PLEASE CONTACT THE BUYER IDENTIFIED ABOVE.

ATTACHMENTS
CHANGE                  PC CHANGES                                  Rev  03
CLAUSES                 A229                                        Rev  01/01
DPAS                    DPAS ORDER                                  Rev  00
HEADER                  DD FORM 254                                 Rev  00
FREEFORM                101018 RAPID SOW                            Rev  000
SHIP VIA:               HSV. SHIPPING INSTRUCTIONS                  Rev  03/01
ZZZZ                    END                                         Rev  00






                                                                                             TOTAL PC VALUE    $333,954,177.00 NTE
                                                                                       CURRENT FUNDED VALUE     $61,371,294.00



------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT PRIORITY RATINGS IDENTIFIED AT THE LINE ITEM LEVEL
INDICATE THAT REQUIREMENTS WITHIN THIS ORDER ARE CERTIFIED FOR
NATIONAL DEFENSE USE UNDER DMS REGULATION 1, AND YOU ARE HEREBY
REQUESTED TO SIGN AND RETURN ACKNOWLEDGEMENT WITHIN TEN WORKING   ACCEPTANCE OF THE OFFER REPRESENTED BY THIS ORDER IS EXPRESSLY
DAYS FOR DO RATED REQUIREMENTS AND WITHIN FIVE WORKING DAYS FOR   LIMITED TO THE PROVISIONS HERETO. SIGNING AND RETURNING THE
DX RATED REQUIREMENTS.                                            ACKNOWLEDGMENT COPY OF THE ORDER (IF ATTACHED HERETO), OR, IN ANY
                                                                  EVENT, DELIVERY IN THE WHOLE OR IN PART OF THE ARTICLES TO BE
----------------------------------------------------------------  FURNISHED HEREUNDER SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER.
                                                                  THIS IS THE ENTIRE CONTRACT AND NO CHANGES OF ANY KIND WHATSOEVER
                                                                  ARE BINDING ON THE BUYER UNLESS THEY ARE ACCEPTED BY THE BUYER IN
 --ACCEPTANCE OF THIS PURCHASE ORDER IS HEREBY ACKNOWLEDGED--     WRITING.



SELLER___________________________________   DATE___________

------------------------------------------------------------------------------------------------------------------------------------

/\ REFERS TO INFORMATION OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT. THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION ALONG WITH A LETTER FROM THE MISSILE DEFENSE AGENCY STATING THAT SUCH REDACTED TEXT IS CLASSIFIED PURSUANT TO RULE 0-6 OF THE SECURITIES EXCHANGE ACT OF 1934.

-----------------  -----------------------------------------  -------------------------------  -----------------  ------------------

[BOEING LOGO]           PURCHASE CONTRACT CONTINUATION           PURCHASE CONTRACT: 101018         REVISION 2         PAGE 2 OF 2

-----------------  -----------------------------------------  -------------------------------  -----------------  ------------------

------  ----------------------------------------------------------------------------------------------------------------------------
 ITEM   QUANTITY                      UM   PART NUMBER                                                     PROJECT CCN
               VENDOR P/N                                           DESCRIPTION
               CONTRACT NUMBER                             PRIORITY RATING            FUNDED UNIT PRICE      FUNDED EXTENDED PRICE
               TRUE MANUFACTURER
------  ----------------------------------------------------------------------------------------------------------------------------
 0001                1                LT                                                                         VHA**10**093

             RAPID BV LAUNCH                                ORBITAL SCIENCES
             HQ0006-01-C-0001            DX-68                      $11,231,432.00                                 $11,231,432.00
    SOW: Rapid BV Lau             SOW REV:  12/17/20

    ITEM REFERENCE: Estimated Price to be negotiated

    ITEM UNIT VALUE:      $11,231,432.00   VALUE CODE: B

    PERIOD OF PERFORMANCE:  12/18/01 through 3/31/07

      ---------------------------------------------
         QUANTITY ORDERED       DELIVERY DATE
      ---------------------------------------------
                        1       30-APR-02



 0002                1                LT                                                                         VHA**10**093

                ABV DESIGN                                  ORBITAL SCIENCES
                HQ0006-01-C-0001         DX-C9                      $43,205,486.00                                 $43,205,486.00
    SOW: ABV Design a                SOW REV:  12/17/01

    ITEM REFERENCE: Definitized Price Included in Line Item 2

    ITEM UNIT VALUE:      $315,252,803.00  VALUECODE: f

    PERIOD OF PERFORMANCE:  12/18/01 through 3/31/07

      ---------------------------------------------
         QUANTITY ORDERED       DELIVERY DATE
      ---------------------------------------------
                        1       30-APR-02



 0003                1                LT                                                                         VHA**10**093

                                                            TEST BED
                HQ0006-01-C-0001         DX-C9                      $6,934,376.00                                  $6,934,376.00

    ITEM REFERENCE: To be negotiated

    ITEM UNIT VALUE:      $7,469,942.00    VALUE CODE: d

    PERIOD OF PERFORMANCE:  2/8/02 through 3/31/07

      ---------------------------------------------
         QUANTITY ORDERED       DELIVERY DATE
      ---------------------------------------------
                        1       30-APR-02

------------------------------------------------------------------------------------------------------------------------------------
AUTHORITY                             PRIORITY          CCN VHA10093             ACCOUNT                       SUBCONTRACT NUMBER

    APPROVED RFPA 3/20/02               DX-C9                                                                        101018
------------------------------------------------------------------------------------------------------------------------------------
PRIME CONTRACT                      QA COORDINATION                NEG/ADM                          NO. OF PAGES         PAGE NO.

     HQ0006-01-C-0001                                                C. M. KAMA                           8                 1
------------------------------------------------------------------------------------------------------------------------------------
TO:  Orbital Sciences Corporation                                  THE BOEING COMPANY
     3380 S. Price Road                                            3370 MIRALOMA AVENUE
     Chandler, AZ 85248-3534                                       ANAHEIM, CA. 92803

------------------------------------------------------------
SHIP TO:     A - MSFC, Huntsville, AL
             B - KSC, Florida
    C        C - Other
 ------
------------------------------------------------------------------------------------------------------------------------------------
VIA:         1 - MDA-HSV Truck           4 - Parcel Post           F.O.B.                                          SECURITY
             2 - Supplier Choice         5 - Other                                                              CLASSIFICATION:
    5        3 - United Parcel           6 - GBL                                                                 UNCLASSIFIED
 ------                                                            DESTINATION
------------------------------------------------------------------------------------------------------------------------------------
TERMS:  NET 30                                                                                                      NET PRICE
------------------------------------------------------------------------------------------------------------------------------------

                                                      SCHEDULE
                                                      --------


The Letter Subcontract 101018, dated 12/18/01, and all change notices were issued in contemplation               $315,252,803.00
of the execution of this subcontract. All of the change notices issued under Letter Subcontract are superseded in their entirety by this subcontract. Any and all acts of performance of the noted
Letter Subcontract as amended shall be deemed made, done, or performed under the applicable provisions of this definitive subcontract.


The price of Line Item 2 valued at $315,252,803 is the definitive Net Price of this Subcontract and does not include undefinitized Line Item 1 (Taurus Lite) and Line Item 3 (Test Bed) of the
Subcontract. Upon negotiation and agreement on price of said items, the price of this order will be adjusted accordingly.

Exhibits A, B, C, D, E, and F are attached hereto and incorporated herein.


------------------------------------------------------------------------------------------------------------------------------------
PER YOUR:    A - Verbal                  C - Written
             B - Telegraphic
    C
 -------                                                               THIS ORDER SUBJECT TO THE TERMS AND CONDITIONS
           Quotation Dated 14 November 2001                                          SET FORTH HEREIN.
                           ----------------

           Quotation No. TM-16127
                         --------
------------------------------------------------------------------------------------------------------------------------------------

                                IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THESE PRESENTS TO
                                            BE EXECUTED ON THE DATES MENTIONED BELOW.


ORBITAL SCIENCES CORPORATION                                                THE BOEING COMPANY
-------------------------------------------------------                     ------------------
                 Subcontractor

By /s/                                                                      By /s/
   ----------------------------------------------------                        ----------------------------------------------------
Typed Name James Utter                                                      Typed Name C. M. Kama
           --------------------------------------------                                --------------------------------------------
                                                                                                (Authorized Agent)
Title  Senior V.P. Finance and Business Operations
      -------------------------------------------------

Date 4/2/02                                                                 Date 3/29/02
     --------------------------------------------------                          --------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              SCHEDULE (CONTINUED)

                                TABLE OF CONTENTS

       EXHIBITS

   I.  STATEMENT OF WORK

  II.  PERIOD OF PERFORMANCE

 III.  COMPLETION DATES

  IV.  TERMS AND CONDITIONS/FORMS

   V.  CONTRACT LINE ITEMS

  VI.  TARGET COST, AWARD FEE, AND AWARD FEE PLAN - LINE ITEM 02

 VII.  FUNDING LIMITATION AND FUNDING LIMITATION REVISIONS

VIII.  GOVERNMENT PROPERTY

  IX.  PRINCIPAL PLACE OF PERFORMANCE

   X.  APPLICABLE LAW

  XI.  INVOICE PAYMENT INSTRUCTIONS

 XII.  PRIORITY

XIII.  SECURITY REQUIREMENTS

 XIV.  RELATIONSHIP WITH SUBCONTRACTOR

  XV.  ALABAMA TAX EXEMPTION

 XVI.  ORDER OF PRECEDENCE

XVII.  SUBCONTRACTOR RESPONSIBILITY


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBITS

Exhibit       Title
-------       -----
   A.         Subcontract Terms and Conditions

   B. Dual Booster Vehicle Statement of Work D743-16366-1, dated 9-26-01 with Procurement Data Requirements List (PDRL), D743-16367-1, dated 8-17-01.

   C.         Boost Vehicle Prime Item Development Specification (PIDS)
              S743-16353-1, dated 9-12-01 with Boost Vehicle to Payload
              Interface Requirements Specifications (IRS) S743-16355-1, dated
              8-17-01.

   D.         DD Form 254, Contract Security Classification Specification for
              Subcontract Number 101018, Original Dated 12-17-01.

   E.         Award Fee Plan, dated 3-29-02.

   F.         GFP Listing. Dated 8-6-02.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.      STATEMENT OF WORK

        The Orbital Sciences Corporation (hereinafter referred to as "Subcontractor", "Supplier", "Seller", or OSC) shall provide to The Boeing Company, (hereinafter referred to as "Boeing," or "Buyer") on a Cost Plus Award Fee Basis, all labor, services, materials, and equipment (except for GFE/GFP authorized herein) necessary to perform and complete the efforts as set forth in Exhibit "B" National Missile Defense Alternate Boost Vehicle Statement of Work D743-16366-1, dated September 26, 2001, which is attached hereto and made a part hereof.

II.     PERIOD OF PERFORMANCE

        The period of performance of this subcontract is 18 December 2001 through 31 March 2007.

III.    COMPLETION DATES

        Seller shall accomplish the requirements specified herein so as to meet the following completion dates:

        DBV (Baseline):                 /\ Event                         Date
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
                                        /\                               /\
IV.     TERMS AND CONDITIONS/FORMS

        Terms and Conditions applicable to this subcontract are attached hereto as Exhibit "A" entitled "Terms and Conditions" and made a part hereof.

V.      CONTRACT LINE ITEMS

              Line Item Description                                           NTE Price
              ---------------------                                           ---------
              01:  Taurus Lite                                                $ To Be Negotiated (Undefinitized)
              02:  DBV - Baseline, includes the following elements:           $315,252,803 (Definitized)
                    0101 Development            $264,368,370
                   *0103 Additional Boosters    $ 41,018,180
                   *0104 Special Studies        $  9,866,253
              03:  Test Bed                                                   $To Be Negotiated (Undefinitized)
                                                                              ---------------------------------
                                                        Total NTE Price:      $315,252,803 (Definitized Value)

        Note: *Line Item 02: Subcontractor is authorized to perform work only under 0101 Development in accordance with the Scope of Work. Subcontractor will not perform effort under 0103 Additional Boosters and 0109 Special Studies until authorized in writing by buyer.

        Line items 01 and 03, above are undefinitized and are subject to negotiation. Upon negotiation and agreement on price of said items, the price of this order will be adjusted accordingly.

        As an inducement to and as additional consideration for the issuance of this contract, Subcontractor hereby grants to Buyer the following option exercisable at the sole election of Buyer by issuing written notice thereof to Subcontractor on or before the option exercise date contained herein, to purchase under the same terms and conditions of this subcontract, as may be amended from time to tune, additional effort at a price to be negotiated by not to exceed the price below.

        ITEM DESCRIPTION                 OPTION EXERCISE DATE                       NTE PRICE (TO BE NEGOTIATED)
        ----------------                 --------------------                       ----------------------------
        0201                             No later than 03/15/2003                   $116,731,405
        0203                             No later than 12/15/2003                   $396,233,354
        0301                             No later than 10/1/2005                    $18,885,247

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        It is mutually agreed and understood that the additional effort procured by buyer under the provisions of this option clause shall be performed in strict compliance with all of the requirements of this contract as such may be amended from time to time and made applicable hereto.

        It is contemplated that Buyer may make changes in accordance with the Changes article hereof at any time in the services ordered or to be ordered hereunder. In the event that any changes are made, the prices provided for herein shall, with respect to the effort changed, be subject to equitable adjustment in accordance with the Changes article.

        Exercise of any option hereunder will be by change notice hereto or by separate contract.

        It is further mutually agreed and understood that Buyer is under no obligation whatsoever to exercise the above option and that no representations have been made by committing to the exercise of any option hereunder, and that Buyer may procure any additional requirements elsewhere.

        Buyer and Subcontractor agree that Buyer's option exercise dates (s) are contingent upon exercise by Buyer's customer of options in its contract with the Buyer. Delay in the customer's exercise of any option will, in turn, delay the exercise of the related option in this order on a day-for-day basis, until such time as the Buyer's contract option is exercised.

VI.     TARGET COST, AWARD FEE, AND AWARD FEE PLAN - LINE ITEM 2: DBV (Baseline)

        Subject to the Form GP-4 Provision entitled "Allowable Cost and Payment -- FAR 52.216-7", the Subcontractor shall be compensated for performance of Line Item 02, DVB (Baseline) as follows:

        Target Cost                         $273,425,496
        Target Cost-of-Money                $813,483
        Award Fee @ 15%                     $41,013,824
                                            -----------
                                            $315,252,803

        As established in the enclosed Award Fee Plan, dated 3-29-02 (Exhibit
        E), the award amount and the award fee determination methodology are unilateral decisions made solely at the discretion of Boeing.

VII.    FUNDING

        A. Of the total estimated price of this subcontract of $333,954,177 the following maximum amounts are available for payment and allotted to this subcontract.

                      Line Item 01 Taurus Lite:                    $11,231,432
                      Line Item 02 DBV Program (Baseline):         $23,298,626
                      Line Item 03 Test Bed:                       $ 6,837,904
                                                                   -----------
                      Total Funding Limitation:                    $41,367,962

        B. The total estimated price set forth in Paragraph A for the DBV Program above will cover the work to be performed through the period ending 31 March 2007.

        C. Notwithstanding any other provision of this subcontract, all payments to the Subcontractor shall be subject to the funding limitation as set forth in Paragraph A. above, and in accordance with Exhibit A, Form GP-4 Clause 11 entitled "Limitation of Funds".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        D. Upon issuance by Boeing to the Subcontractor of a subcontract change notice signed by an authorized agent of Boeing, the expenditure limitation specified above as Boeing's maximum liability shall be deemed to be adjusted in accordance with said Change Notice for the continued performance of the work specified in Exhibit B.

        E. Notwithstanding potential termination liability amounts reported by Seller to Buyer, pursuant to the Limitation of Funds provisions of this Subcontract, Seller shall fully utilize the funding released by Buyer, for performance of the requirements under this subcontract. Seller shall not reserve or withhold from its expenditures, any funding that represents potential termination costs. In the event that this Subcontract is terminated for convenience pursuant to the Termination clause of this subcontract, Buyer shall remain liable to Seller for termination costs in accordance with the provisions of the Termination clause hereof.

VIII.   GOVERNMENT PROPERTY

        A list of the current GFP is located in Exhibit "F" titled GFP Listing. Additional Government Furnished Property is subject to definitization by the government.

IX.     PRINCIPAL PLACE OF PERFORMANCE

        The principal place of performance of this subcontract shall be at the Subcontractor's site located in Chandler, Arizona.

X.      APPLICABLE LAW

        This subcontract shall be governed and construed according to the laws of the State of California.

XI.     INVOICE PAYMENT REQUIREMENTS

        Payments. Payments are made from "original" invoices only. Fax copies, copies of invoices or statements will not be accepted. "duplicate original" invoices must not be sent without prior authorization from either your purchasing agent or accounts payable. Duplicate original invoices, altered invoices or computer prints of invoices not on your company letterhead must be signed and dated with full signature of the appropriate manager in your company. Initials will not be accepted. Third party billing is not allowed.

        Payment Terms. Determination of payment due date, whether under net or discount terms, will be based on the latest of (i) the date goods are received or services performed; (ii) the date provided in this contract for receipt of goods or completion of services; (iii) the date an accurate invoice is received in accounts payable. Payments are not scheduled upon the date of your invoice. Payment will be deemed to have been made when deposited in the mail.

        Invoice mailing information. Invoices are to be mailed to:

                The Boeing Company
                Accounts Payable
                P.O. Box 66956, Mail Code S276-1371
                St. Louis, MO 63166-6956

                Attention: Carolyn Washington

                Phone: (314) 232-8455         Fax: (314) 232-8846

                Invoices sent to any other address or to buyers may delay your payment.

        A copy of invoices will be mailed to:

                The Boeing Company
                3370 Miraloma Ave.
                Anaheim, CA 92803-3105
                Attention: Connie Kama M/C GG-16

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Prepaid freight charges. When prepaid freight charges are authorized by your procurement agent, include a copy of each freight bill with the invoice if total charges exceed $100.00. Freight charges over $100.00 require approval from Boeing traffic prior to payment and will be deducted from your invoice payment. It is not necessary to re-invoice. When the approval has been received, an additional check will be issued for the approval freight charge.

        Invoice requirements. All invoices must contain the following information:

        1. The name and address of the supplier, which must match the name, and address on the purchase contract.

        2.  Invoice number.

        3.  Invoice date.

        4. Boeing purchase contract number. Only one purchase contract number per invoice.

        5. Boeing purchase contract line item number(s) and description of item ordered (Boeing part number).

        6. Quantity invoiced, which must equal quantity, shipped and cannot exceed quantity ordered.

        7. Unit of measure. If the invoice-billing unit of measure is different than the purchase contract order unit of measure, both units of measure must be included on the invoice.

        8. Unit price, which must agree with the purchase contract unit price. If the invoice billing unit price is different than the purchase contract unit price, both unit prices must be included on the invoice.

        9. Extended unit price. Each Boeing purchase contract line item must be subtotaled individually before tax, freight or any additional charges are listed. Each invoice must have a grand total, which includes all charges.

        10. Payment terms, which must agree with the purchase contract payment terms.

        11. Shipping information, which includes shipment number, date of shipment and freight carrier.

        12. Name and address where invoice payment is to be mailed. Name must agree with the purchase contract name.

        13. Name, title, phone/fax number and mailing address of person to be notified in event of a defective invoice.


        The purchase contract is the sole basis for your payment. Incorrect invoices will be returned unpaid. Accounts payable cannot authorize or negotiate any changes to the purchase contract. Please contact your procurement agent directly to resolve invoice discrepancies.

        Payment inquiries. Accounts payable checks are generated twice a week. Checks are prepared and mailed each Tuesday and Thursday.

        Inquiries on past due invoices (aged 45 days from invoice date) or payment problems may be faxed directly to accounts payable, fax number 314-232-8846. A copy of the invoice in question should be annotated with the specific problem.

        Identification: For accounting purposes all invoices submitted by the Subcontractor shall note: Subcontract Number 101018. Prime Contract HQ0006-01-C-0001, and Cost Charge Number VHA10093.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM                 CONTINUATION SHEET        SUBCONTRACT NO.    PAGE NO.
  NO.
                                                    101018            8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

XII.    PRIORITY

        The priority rating for this subcontract is DX-C9. This is a rated order certified for national defense use, and you are required to follow all of the provisions of the Defense Priorities and Allocation System regulation (15 CFR Part 700). Pursuant to the Defense Priorities and Allocations System regulation, you are required to acknowledge this order in writing within ten working days after receipt of a "DO" rated order and within five working days after receipt of a "DX" rated order.

XIII.   SECURITY REQUIREMENTS

        The security requirements applicable to this subcontract are set forth in the DD Form 254, Contract Security Classification Specification, Exhibit D, attached hereto and made a part hereof.

XIV.    RELATIONSHIP WITH SUBCONTRACTOR

        The Subcontractor shall, at the request of Buyer, arrange and conduct meetings at the Subcontractor's or lower-tier supplier's or subcontractor's facilities with Buyer and Government personnel in attendance. Buyer may request such meetings to review in-process work, investigate problem areas or activities critical to program schedules, or to witness or review test activities.

XV.     ALABAMA TAX EXEMPTION

        The items and/or services purchased hereunder are for resale to the U.S. Government and are exempt from taxation per Certificate Number 6800 04598.

XVI.    ORDER OF PRECEDENCE

        In the event of any inconsistency between the provisions of this subcontract, the inconsistency shall be resolved by giving precedence in the following order:

            (a) Schedule

            (b) General Provisions

            (c) Statements of Work

            (d) Other documents incorporated by reference


 XVII.  SUBCONTRACTOR RESPONSIBILITY

        Notwithstanding the right of Buyer to review the Subcontractor's efforts and progress, drawings, specifications, plans, data items, etc., as required by this subcontract, and to provide certain approvals as required by this subcontract, it is expressly understood that any such reviews and/or approvals shall in no manner relieve the Subcontractor from meeting any and all requirements of this subcontract.

--------------------------------------------------------------------------------